Putnam
Utilities
Growth and
Income Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-04

[GRAPHIC OMITTED: RULER]

[SCALE LOGO OMITTED]

From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

During the past several months, Putnam has introduced a number of reforms for the benefit of shareholders, including increasing the amount of disclosure for our funds. For example, in the spring of this year we began showing expense and risk comparisons in shareholder reports. We are now including in this report portfolio turnover information for your fund, which explains how the rate at which a fund buys and sells portfolio securities might affect its return and its taxable distributions to shareholders. Equity fund reports, furthermore, now also list the largest brokerage relationships of your fund following the Notes to the Financial Statements.

We are also pleased to announce that three new Trustees have joined your fund's Board of Trustees. Nominated by your fund's independent Trustees, these individuals have had outstanding careers as leaders in the investment management industry. Myra R. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College and serves as Chair of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee and as a Trustee of Commonfund, a not-for-profit asset management firm. Richard B. Worley is Managing Partner of Permit Capital LLC, an investment management firm. Both Ms. Drucker and Mr. Worley are independent Trustees (i.e., Trustees who are not "interested persons" of your fund or its investment advisor). Charles E. Haldeman, Jr., the third new Trustee, is President and Chief Executive Officer of Putnam Investments.

During the period covered by the following report, Putnam Utilities Growth and Income Fund delivered solid absolute results. In the following pages, the fund managers discuss fund performance, strategy, and their outlook for fiscal 2005.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

December 15, 2004



Report from Fund Management

Fund highlights

 * For the 12 months ended October 31, 2004, Putnam Utilities Growth and Income Fund returned 21.18% without sales charges and 14.23% with maximum sales charges reflected.

 * The fund's benchmark, the Standard & Poor's Utilities Index, returned 24.11% for the period.

 * The average return for the fund's Lipper category, Utility Funds, was 22.78%.

 * The fund's quarterly dividend was increased to $0.048 per share in June. See page 5 for details.

 * See the Performance Summary beginning on page 7 for additional fund performance, comparative performance, and Lipper data.

Performance commentary

The 2004 fiscal year has been a favorable one for utility stocks and bonds, and for the performance of your fund. Our security selection was success ful in all three areas of the portfolio, which consists of electric and gas stocks, telecommunications stocks, and bonds. However, because the fund had a heavier weighting in telecom stocks than others in its peer group, and because this sector was weak for much of the year, the fund's return at net asset value (NAV) lags results for its benchmark and for the average for its Lipper category. Telecommunications stocks have rallied considerably since mid-summer, and this allocation is now making a solid contribution to performance. It is also important to remember that the benchmark index consists entirely of utilities stocks, while your fund maintains a portion of its portfolio in bonds to provide added stability and current income. Over this period, stocks significantly outperformed bonds.

TOTAL RETURN FOR
PERIODS ENDED 10/31/04

Class A
(inception 11/19/90)           NAV         POP
--------------------------------------------------
1 year                         21.18%      14.23%
--------------------------------------------------
5 years                        -6.39      -11.79
Annual average                 -1.31       -2.48
--------------------------------------------------
10 years                      108.04       96.13
Annual average                  7.60        6.97
--------------------------------------------------
Annual average
(life of fund)                  7.76        7.30
--------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.75%. For the most recent month-end performance, visit www.putnaminvestments.com. A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.

FUND PROFILE

Putnam Utilities Growth and Income Fund seeks capital growth and current income by investing in stocks and bonds of utilities such as natural gas, electric, and communications services companies. It may be suitable for investors who want a long-term investment that can offer both income and growth potential.



Market overview

Since your fund focuses its investments on two key areas of the utilities industry, it is appropriate to review developments within these areas rather than in the broad market. The electric utility industry has continued to recover from its financial distress of two years ago. At that time, deregulation and the resulting entry by utilities into electric power trading drove many companies into crisis. Rating agencies ultimately overreacted by tightening credit standards severely. Since then, many companies have backed away from energy trading or maintained strict limits on its scope. We see this as the most visible facet of a broader "back to basics" move within the industry. Utilities are closing, selling, or otherwise deemphasizing their diversification efforts and focusing on their regulated operations. State legislators and regulators have responded by suspending moves toward deregulation in some states and in others even reversing them. As a result, we've seen a surge in performance among electric and gas utilities stocks in the second half of the fiscal year.

The telecommunications industry also strengthened over the past six months. In the United States, this strength is due to consolidation in the wireless industry, highlighted by Cingular's purchase of AT&T Wireless, and the withdrawal of AT&T and MCI from the residential (wireline) telephone market. Overseas, cash generation and cash raised through asset sales have been driving the European telecom stocks, which, in our opinion, are still undervalued even after their recent gains. In Asia and Latin America, the market has recently begun to favor high-quality companies of the type we seek for your fund.

------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 10/31/04
------------------------------------------------------------------------------
Equities
------------------------------------------------------------------------------
S&P Utilities Index (utilities stocks)                                 24.11%
------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                      9.42%
------------------------------------------------------------------------------
Russell 1000 Growth Index (large-company growth stocks)                 3.38%
------------------------------------------------------------------------------
Russell 1000 Value Index (large-company value stocks)                  15.45%
------------------------------------------------------------------------------
Bonds
------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         5.53%
------------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield corporate bonds)  12.92%
------------------------------------------------------------------------------
Lehman Intermediate Treasury Bond Index
(intermediate-maturity U.S. Treasury bonds)                             3.26%
------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 10/31/04.
------------------------------------------------------------------------------



Strategy overview

In keeping with the "back to basics" trend that is pervading the electric utilities industry, we have been emphasizing stocks that offer investment opportunities within their regulated service territories, either due to growth or due to the need to replace aging infrastructure. Accordingly, we are currently maintaining overweight positions in large utilities based in California, Wisconsin, and Iowa. We focus on utilities stocks backed by public utility commissions that understand the role of financial incentives in meeting their ongoing business needs. Some of these stocks may currently be experiencing financial weakness, which is due in part to regulation, and which is keeping their prices attractively low. We believe that the public utility commissions will move forward with improved regulation and help these utilities recover their financial strength so that they can better meet the needs of the local economies. Consequently, such stocks can offer attractive opportunities for the fund. Fundamentally, though, we select utilities stocks based on our assessment of their valuations as well as the companies' management and business strategies. Within the telecom sector we seek out undervalued companies, operating in stable competitive and regulatory environments, with management teams that are focused on rewarding shareholders. We have established positions in several newly listed companies that we expect to contribute to performance in the coming year.

Over the period, we generally maintained between 9% and 10% of the portfolio in high-quality utilities bonds and other fixed-income securities; however, that allocation declined to just under 8% toward the close of the fiscal year as utility stocks appreciated. After the close of the fiscal year, we rebalanced the portfolio and brought the fixed-income portion back to approximately 10%.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS COMPARED]

TOP INDUSTRY WEIGHTINGS COMPARED

                           as of 4/30/04   as of 10/31/04

Electric utilities             59.1%           58.0%

Telecommunications             21.2%           23.9%

Regional Bells                  7.1%            6.9%

Natural gas utilities           7.5%            6.9%

Telephone                       1.3%            0.8%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.




How fund holdings affected performance

Over the past year, the greatest contributions to fund performance came from positions in three west-coast utilities stocks. Edison International owns California's second-largest electric utility, Southern California Edison, which suffered as a result of the state's energy crisis. Poor financial performance led to elimination of the dividend, and the stock price fell precipitously. However, due to a rescue plan approved by the Supreme Court of California and a more favorable regulatory situation, the company's earnings have improved dramatically and the dividend has been reinstated. PG&E, California's largest electric utility, benefited from a similar rescue plan and has also prospered due to refinancing and restructuring of its balance sheet. It recently announced plans to reinstate dividends in early 2005. Sierra Pacific Resources, another key contributor, is a smaller company serving Nevada and parts of northern California, and one of the fastest-growing electric utilities listed on the New York Stock Exchange. The fund also benefited from the strong performance of Entergy and Equitable Resources, a gas utility.

However, there were electric utilities that detracted from performance as well. In retrospect, we sold the fund's position in TXU too early and should have established a larger position in Duke Energy, as both strengthened considerably during the period. We had no exposure to Reliant Resources, another strong performer. Also, Dominion Resources and FPL Group have been good investments for the fund in the past but their results this year were not as strong, in the latter case, due to four very destructive hurricanes that struck its Florida service territory.


[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS
(Percent of fund's net assets as of 10/31/04)

 1 Vodafone Group PLC (5.5%)
   (United Kingdom)
   Telecommunications

 2 PG&E Corp. (5.4%)
   Electric utilities

 3 Entergy Corp. (5.3%)
   Electric utilities

 4 Exelon Corp. (4.8%)
   Electric utilities

 5 Dominion Resources, Inc. (4.7%)
   Electric utilities

 6 Edison International (3.5%)
   Electric utilities

 7 FPL Group, Inc. (3.2%)
   Electric utilities

 8 Sierra Pacific Resources (3.0%)
   Electric utilities

 9 Verizon Communications, Inc. (3.0%)
   Regional Bells

10 PPL Corp. (2.3%)
   Electric utilities

Footnote reads:
The fund's holdings will change over time.


From the telecommunications sector, one of the top contributors to fund performance was France Telecom, which benefited from continued cost cutting and strong mobile performance. Another key contributor, Telus Corporation (Canada) reported increased profits and raised its dividend.

One major detractor from performance was CenturyTel, which indicated lower earnings expectations in January 2004 and subsequently experienced a strong selloff. For much of the year, the stock has performed in line with other telecommunications companies but its price has not fully recovered. Nippon Telegraph & Telephone and NTT DoCoMo also had a negative impact on performance during the period.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

OF SPECIAL INTEREST

DIVIDEND INCREASED IN JUNE

During the fiscal year, several utilities stocks in the portfolio increased or reinstated their dividends, increasing the fund's current income and prompting an increase in the quarterly dividend. The dividend for class A shares was increased from $0.0370 to $0.048 in June. Other share classes experienced comparable increases.

The fund's management team

Your fund is managed by the members of the Putnam Global Equity Research
Team.



The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

We believe that the move toward deregulation and diversification in the utilities industries has run its course. Looking forward, a handful of large companies, such as Entergy and Exelon, may continue to expand outside of the regulated service territories, but we believe the best investment opportunities will lie with companies that have refocused on their core businesses. In addition to maintaining our current focus on such companies, we seek to target those that are poised to benefit from increased investment, where incentives are in place to help them secure needed capital, and whose stock prices don't fully reflect this favorable situation.

Because telecommunications has been less regulated than the electric utilities industry and has been subject to overinvestment in the past, we do not consider it as healthy as the electric utilities industry and are maintaining a close-to-benchmark allocation. Nevertheless, we are seeing many attractively valued securities in this sector around the world and will continue to investigate the opportunities they offer.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The fund concentrates its investments in one region or in a limited number of sectors and involves more risk than a fund that invests more broadly. Mutual funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.



Performance summary

This section shows your fund's performance during its fiscal year, which ended October 31, 2004. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.


--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 10/31/04
--------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M          Class R
(inception date)             (11/19/90)             (4/27/92)             (7/26/99)              (3/1/95)        (12/1/03)
--------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
--------------------------------------------------------------------------------------------------------------------------
1 year                    21.18%     14.23%     20.21%     15.21%     20.27%     19.27%     20.58%     16.39%     20.92%
--------------------------------------------------------------------------------------------------------------------------
5 years                   -6.39     -11.79      -9.81     -11.17      -9.81      -9.81      -8.64     -11.84      -7.52
Annual average            -1.31      -2.48      -2.04      -2.34      -2.04      -2.04      -1.79      -2.49      -1.55
--------------------------------------------------------------------------------------------------------------------------
10 years                 108.04      96.13      93.14      93.14      93.08      93.08      98.22      91.27     103.04
Annual average             7.60       6.97       6.80       6.80       6.80       6.80       7.08       6.70       7.34
--------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             7.76       7.30       6.96       6.96       6.96       6.96       7.23       6.96       7.49
--------------------------------------------------------------------------------------------------------------------------


Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect on January 28, 2004; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.


------------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 10/31/04
------------------------------------------------------------------------------
                                                    Lipper Utility
                                S&P Utilities       Funds category
                                Index               average*
------------------------------------------------------------------------------
1 year                          24.11%              22.78%
------------------------------------------------------------------------------
5 years                          4.98                1.54
Annual average                   0.98                0.00
------------------------------------------------------------------------------
10 years                       106.61              135.56
Annual average                   7.53                8.85
------------------------------------------------------------------------------
Annual average
(life of fund)                   7.65                9.03
------------------------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-, 5-, and 10-year periods ended 10/31/04, there were 85, 63, and 36 funds, respectively, in this Lipper category.


[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]


CHANGE IN THE VALUE OF A $10,000 INVESTMENT
Cumulative total return of a $10,000 investment, 10/31/94 to 10/31/04


             Fund's class A   S&P Utilities
Date         shares at POP      Index

10/31/94         9,475         10,000
10/31/95        11,439         12,516
10/31/96        13,335         13,964
10/31/97        15,889         15,253
10/31/98        19,235         19,372
10/31/99        21,060         19,681
10/31/00        22,963         26,740
10/31/01        18,279         20,719
10/31/02        13,210         13,185
10/31/03        16,270         16,647
10/31/04       $19,613        $20,661

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $19,314 and $19,308, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund's class M shares would have been valued at $19,822 ($19,127 at public offering price). A $10,000 investment in the fund's class R shares would have been valued at $20,304. See first page of performance section for performance calculation method.


--------------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 10/31/04
--------------------------------------------------------------------------------------------------------
                                     Class A         Class B    Class C          Class M         Class R
--------------------------------------------------------------------------------------------------------
Distributions (number)                 4               4          4                4               4
--------------------------------------------------------------------------------------------------------
Income                              $0.170          $0.101     $0.106           $0.125          $0.161
--------------------------------------------------------------------------------------------------------
Capital gains                          --              --         --               --              --
--------------------------------------------------------------------------------------------------------
Total                               $0.170          $0.101     $0.106           $0.125          $0.161
--------------------------------------------------------------------------------------------------------
Share value:                    NAV        POP        NAV        NAV        NAV        POP        NAV
--------------------------------------------------------------------------------------------------------
10/31/03                      $8.06      $8.55      $8.02      $8.02      $8.05      $8.34         --
--------------------------------------------------------------------------------------------------------
12/1/03*                         --         --         --         --         --         --      $8.20
--------------------------------------------------------------------------------------------------------
10/31/04                       9.58      10.11+      9.53       9.53       9.57       9.92       9.57
--------------------------------------------------------------------------------------------------------
Current return
(end of period)
--------------------------------------------------------------------------------------------------------
Current dividend rate 1       2.00%      1.90%      1.26%      1.30%      1.55%      1.49%      2.09%
--------------------------------------------------------------------------------------------------------
Current 30-day
SEC yield 2                   1.94       1.83       1.20       1.21       1.45       1.40       1.69
--------------------------------------------------------------------------------------------------------


* Inception date of class R shares.

+ Reflects a reduction in sales charges that took effect on January 28, 2004.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.



----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 9/30/04 (MOST RECENT CALENDAR QUARTER)
----------------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M          Class R
(inception date)             (11/19/90)             (4/27/92)             (7/26/99)              (3/1/95)        (12/1/03)
----------------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
----------------------------------------------------------------------------------------------------------------------------------
1 year                    18.70%     11.91%     17.87%     12.87%     17.94%     16.94%     18.25%     14.06%     18.58%
----------------------------------------------------------------------------------------------------------------------------------
5 years                   -6.89     -12.25     -10.33     -11.68     -10.28     -10.28      -9.16     -12.32      -7.95
Annual average            -1.42      -2.58      -2.16      -2.45      -2.15      -2.15      -1.90      -2.60      -1.64
----------------------------------------------------------------------------------------------------------------------------------
10 years                 101.33      89.74      86.88      86.88      86.78      86.78      92.03      85.25      96.47
Annual average             7.25       6.61       6.45       6.45       6.45       6.45       6.74       6.36       6.99
----------------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             7.50       7.04       6.70       6.70       6.70       6.70       6.98       6.70       7.24
----------------------------------------------------------------------------------------------------------------------------------




Understanding your fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Utilities Growth and Income Fund from May 1, 2004, to October 31, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.


EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 10/31/04
-------------------------------------------------------------------------------------------
                                   Class A     Class B     Class C     Class M     Class R
-------------------------------------------------------------------------------------------
Expenses paid per $1,000*            $6.65      $10.62      $10.62       $9.29       $7.97
-------------------------------------------------------------------------------------------
Ending value (after expenses)    $1,115.60   $1,111.80   $1,112.00   $1,113.00   $1,114.20
-------------------------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended
  10/31/04. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period;
  and then dividing that result by the number of days in the year.


Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2004, use the calculation method below. To find the value of your investment on May 1, 2004, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 05/01/2004 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.

-----------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
-----------------------------------------------------------------------------
                                                                     Total
Value of your                             Expenses paid              expenses
investment on 5/1/04 [DIV]   $1,000   x   per $1,000              =  paid
-----------------------------------------------------------------------------

Example Based on a $10,000 investment in class A shares of your fund.
-----------------------------------------------------------------------------
$10,000              [DIV]   $1,000   x   $6.65 (see table above) =  $66.50
-----------------------------------------------------------------------------


Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.


-------------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 10/31/04
-------------------------------------------------------------------------------------
                                  Class A    Class B    Class C    Class M    Class R
-------------------------------------------------------------------------------------
Expenses paid per $1,000*           $6.34     $10.13     $10.13      $8.87      $7.61
-------------------------------------------------------------------------------------
Ending value (after expenses)   $1,018.85  $1,015.08  $1,015.08  $1,016.34  $1,017.60
-------------------------------------------------------------------------------------



* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 10/31/04. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Using industry averages to compare expenses

You can also compare your fund's expenses with industry averages, as determined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.

------------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
------------------------------------------------------------------------------
                              Class A  Class B  Class C  Class M  Class R
------------------------------------------------------------------------------
Your fund's annualized
expense ratio+                  1.25%    2.00%    2.00%    1.75%    1.50%
------------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer group++   1.36%    2.11%    2.11%    1.86%    1.61%
------------------------------------------------------------------------------

 + For the fund's most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

++ Average of the expenses of front-end load funds viewed by Lipper as having the same investment classification or objective as the fund, as of 9/30/04, calculated in accordance with Lipper's standard reporting methodology for comparing expenses within a given universe (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.

Understanding your fund's portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund's managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund's assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund's turnover with the average turnover for funds in its Lipper category.

------------------------------------------------------------------------------
TURNOVER COMPARISONS
percentage of holdings that change every year
------------------------------------------------------------------------------
                            2004       2003       2002       2001       2000
------------------------------------------------------------------------------
Putnam Utilities Growth
and Income Fund              30%        40%        45%        92%        29%
------------------------------------------------------------------------------
Lipper Utility Funds
category average            210%       252%       244%       252%        70%
------------------------------------------------------------------------------

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on October 31. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2004 is based on information available as of 9/30/04.

Risk comparison

As part of new initiatives to enhance disclosure, we are including a risk comparison to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.


[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       1.83

U.S. stock
fund average           3.57

0%   INCREASING RISK   100%


Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of September 30, 2004. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares (since reduced to 5.25%) and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.


Comparative indexes

JP Morgan Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of both developed and emerging markets.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Intermediate Treasury Bond Index is an unmanaged index of Treasury bonds with maturities between 1 and 10 years.

Russell 1000 Growth Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their growth orientation.

Russell 1000 Value Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

S&P Utilities Index is an unmanaged index of common stock issued by utilities companies.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam Utilities Growth and Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Utilities Growth and Income Fund (the "fund") at October 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 2004, by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 9, 2004



The fund's portfolio
October 31, 2004

Common stocks (90.3%) (a)
Number of shares                                                          Value

Electric Utilities (54.7%)
-------------------------------------------------------------------------------
       203,636 Alliant Energy Corp.                                  $5,371,918
       181,620 Ameren Corp.                                           8,717,760
       165,112 American Electric Power Co., Inc.
               (S)                                                    5,437,138
       289,700 Aquila, Inc. (NON)                                       918,349
       328,217 CMS Energy Corp. (NON)                                 3,072,111
       137,536 Consolidated Edison, Inc. (S)                          5,975,939
       400,297 Dominion Resources, Inc. (S)                          25,747,103
       144,139 DTE Energy Co.                                         6,156,177
       633,189 Edison International                                  19,312,265
        12,086 Electrabel SA (Belgium)                                4,504,050
       650,403 Electricidade de Portugal SA
               (Portugal)                                             1,919,214
       145,728 Energy East Corp.                                      3,672,346
       444,187 Entergy Corp.                                         29,032,062
       653,036 Exelon Corp.                                          25,873,286
       155,195 FirstEnergy Corp.                                      6,414,209
       253,007 FPL Group, Inc.                                       17,432,182
       118,559 Great Plains Energy, Inc. (S)                          3,377,746
        47,400 Hawaiian Electric Industries, Inc.                     1,329,096
        82,193 Iberdrola SA (Spain)                                   1,793,928
        95,730 Korea Electric Power Corp. (South
               Korea)                                                 1,980,473
       734,600 National Thermal Power 144A (India)
               (NON)                                                  1,004,526
       101,333 Northeast Utilities                                    1,958,767
        21,600 NSTAR                                                  1,068,552
       910,404 PG&E Corp. (NON) (S)                                  29,169,344
       200,162 Pinnacle West Capital Corp.                            8,530,904
        47,547 PNM Resources, Inc. (S)                                1,106,894
       237,300 PPL Corp.                                             12,339,600
       194,845 Progress Energy, Inc. (S)                              8,047,099
       147,511 Public Service Enterprise Group,
               Inc. (S)                                               6,282,493
        90,797 Puget Energy, Inc.                                     2,111,938
       121,233 SCANA Corp.                                            4,497,744
        58,000 Scottish Power PLC ADR (United
               Kingdom)                                               1,878,040
     1,696,771 Sierra Pacific Resources (NON) (S)                    16,289,002
       255,262 Southern Co. (The)                                     8,063,727
       216,794 Teco Energy, Inc. (S)                                  3,035,116
        50,184 Westar Energy, Inc.                                    1,051,355
       188,000 Wisconsin Energy Corp.                                 6,136,320
        29,700 WPS Resources Corp.                                    1,410,750
       313,845 XCEL Energy, Inc. (S)                                  5,366,750
                                                                 --------------
                                                                    297,386,273

Natural Gas Utilities (6.7%)
-------------------------------------------------------------------------------
        53,500 Atmos Energy Corp.                                     1,380,835
        62,013 Energen Corp.                                          3,335,059
       110,603 Equitable Resources, Inc.                              6,116,346
       179,250 MDU Resources Group, Inc.                              4,597,763
        49,344 National Fuel Gas Co. (S)                              1,382,619
       205,690 NiSource, Inc.                                         4,412,051
        46,280 ONEOK, Inc. (S)                                        1,241,230
        63,032 Questar Corp.                                          3,025,536
       188,038 Sempra Energy                                          6,306,795
       118,820 Southern Union Co. (NON) (S)                           2,610,475
        83,698 Vectren Corp. (S)                                      2,165,267
                                                                 --------------
                                                                     36,573,976

Power Producers (0.7%)
-------------------------------------------------------------------------------
     1,223,693 International Power PLC (United
               Kingdom) (NON)                                         3,603,899

Regional Bells (6.3%)
-------------------------------------------------------------------------------
       247,444 BellSouth Corp.                                        6,599,331
       464,611 SBC Communications, Inc. (SEG)                        11,736,074
       413,444 Verizon Communications, Inc.                          16,165,660
                                                                 --------------
                                                                     34,501,065

Telecommunications (20.9%)
-------------------------------------------------------------------------------
        42,000 ALLTEL Corp.                                           2,307,060
        36,900 American Tower Corp. Class A (NON)                       634,311
        62,047 CenturyTel, Inc.                                       1,991,088
     5,022,000 China Telecom Corp., Ltd. (China)                      1,613,152
       488,479 Deutsche Telekom AG (Germany) (NON)                    9,344,298
        63,300 France Telecom SA 144A (France)                        1,806,673
       248,832 France Telecom SA (France)                             7,102,023
        86,160 Hellenic Telecommunication
               Organization SA (Greece)                               1,330,385
       997,000 Hutchinson Telecommunications
               International, Ltd.  (Cayman
               Islands) (NON)                                           685,342
       310,816 Koninklijke (Royal) KPN NV
               (Netherlands)                                          2,478,699
       270,006 Nextel Communications, Inc. Class A
               (NON) (S)                                              7,152,459
         1,137 Nippon Telegraph & Telephone Corp.
               (Japan)                                                4,819,158
         1,796 NTT DoCoMo, Inc. (Japan)                               3,163,342
        37,880 Portugal Telecom SGPS SA ADR
               (Portugal)                                               428,802
        89,070 SK Telecom Co., Ltd. ADR (South
               Korea) (S)                                             1,757,351
       278,600 Sprint Corp. (FON Group)                               5,836,670
       695,000 StarHub Ltd. (Singapore) (NON)                           379,873
        18,734 TDC A/S 144A (Denmark)                                   691,250
       567,830 Telecom Corp. of New Zealand, Ltd.
               (New Zealand)                                          2,240,716
     3,069,513 Telecom Italia SpA (Italy)                            10,189,736
       632,437 Telefonica SA (Spain)                                 10,408,891
       123,367 Telekom Austria AG (Austria)                           1,871,942
       234,822 Telus Corp. (Canada)                                   5,333,800
    11,762,612 Vodafone Group PLC (United Kingdom)                   30,062,643
                                                                 --------------
                                                                    113,629,664

Telephone (0.1%)
-------------------------------------------------------------------------------
        20,829 Belgacom SA (Belgium) (NON)                              762,981

Utilities & Power (0.2%)
-------------------------------------------------------------------------------
        95,600 Southwest Water Co.                                    1,228,938

Water Utilities (0.7%)
-------------------------------------------------------------------------------
       165,254 Aqua America, Inc.                                     3,612,452
                                                                 --------------
               Total Common stocks
               (cost $400,285,854)                                 $491,299,248

Corporate bonds and notes (7.6%) (a)
Principal amount                                                          Value

Electric Utilities (3.3%)
-------------------------------------------------------------------------------
      $810,000 AEP Texas Central Co. sr. notes
               Ser. D, 5 1/2s, 2013                                    $851,197
       165,000 AEP Texas North Co. sr. notes
               Ser. B, 5 1/2s, 2013                                     172,852
       510,000 Arizona Public Services Co. notes
               6 1/2s, 2012                                             570,366
        50,000 CenterPoint Energy Houston Electric
               LLC general ref. mtge. Ser. M2, 5 3/4s, 2014              53,423
        95,000 Cleveland Electric Illuminating Co.
               (The) sec. notes Ser. D,  7.43s,
               2009                                                     108,742
       430,000 Connecticut Light & Power Co. 1st
               mtge. Ser. D, 7 7/8s, 2024                               552,921
       585,000 Consumers Energy Co. 1st mtge.
               Ser. B, 5 3/8s, 2013                                     605,700
        50,000 Dayton Power & Light Co. (The) 144A
               1st mtge. 5 1/8s, 2013                                    51,044
       180,000 Detroit Edison Co. sec. notes 5.2s,
               2012                                                     188,596
     1,155,000 Dominion Resources, Inc. sr. notes
               8 1/8s, 2010                                           1,374,875
       650,000 Duke Capital Corp. sr. notes Ser. A,
               6 1/4s, 2005                                             665,491
       275,000 Duquesne Light Co. 1st mtge. Ser. O,
               6.7s, 2012                                               310,458
       525,000 Entergy Arkansas Inc. 1st mtge.
               5.4s, 2018                                               520,647
       860,000 Exelon Generation Co., LLC sr. notes
               6.95s, 2011                                              979,417
       660,000 FirstEnergy Corp. notes Ser. B,
               6.45s, 2011                                              723,146
       645,000 Florida Power & Light Co. 1st mtge.
               5.95s, 2033                                              691,143
       320,000 Florida Power & Light Co. 1st mtge.
               5 5/8s, 2034                                             326,959
       465,000 Florida Power Corp. 1st mtge. 5.9s,
               2033                                                     478,284
       155,000 Indianapolis Power & Light 144A 1st
               mtge. 6.3s, 2013                                         168,116
       100,000 Kansas Gas & Electric 1st mtge.
               6.2s, 2006                                               103,882
       975,000 Mission Energy Holding Co. sec.
               notes 13 1/2s, 2008                                    1,235,813
       195,000 Monongahela Power Co. 1st mtge. 5s,
               2006                                                     200,196
       105,000 Nevada Power Co. 2nd mtge. 9s, 2013                      122,325
       140,000 New York State Electric & Gas Corp.
               bonds 5 3/4s, 2023                                       139,591
       740,000 Niagara Mohawk Power Corp. sr. notes
               Ser. G, 7 3/4s, 2008                                     844,113
        10,000 NiSource Finance Corp. company
               guaranty 7 7/8s, 2010                                     11,870
       390,000 Oncor Electric Delivery Co. sec.
               notes 7 1/4s, 2033                                       468,318
       355,000 Oncor Electric Delivery Co. sec.
               notes 6 3/8s, 2012                                       393,875
       105,000 Pacific Gas & Electric Co. 1st mtge.
               6.05s, 2034                                              107,980
       845,000 Pacific Gas & Electric Co. 1st mtge.
               4.8s, 2014                                               846,008
        70,000 PacifiCorp Sinking Fund 1st mtge.
               5.45s, 2013                                               74,137
       470,000 Pepco Holdings, Inc. notes 5 1/2s,
               2007                                                     493,804
       135,000 Potomac Edison Co. 1st mtge. 8s,
               2024                                                     139,383
       191,313 Power Receivable Finance LLC 144A
               sr. notes 6.29s, 2012                                    201,355
        10,000 PP&L Capital Funding, Inc. company
               guaranty Ser. D, 8 3/8s, 2007                             11,187
       655,000 Progress Energy, Inc. sr. notes
               6.05s, 2007                                              694,350
        50,000 Public Service Company of New Mexico
               sr. notes 4.4s, 2008                                      50,579
       240,000 Public Service Electric & Gas Co.
               1st mtge. FRN 6 3/8s, 2008                               260,536
       610,000 Public Service Electric & Gas Co.
               secd. notes 5s, 2014                                     621,827
       248,000 Public Services Co. of Colorado sr.
               notes Ser. A, 6 7/8s, 2009                               278,097
       185,000 Rochester Gas & Electric notes
               6 3/8s, 2033                                             200,454
        55,000 Southern California Edison Co. 1st
               mtge. 6s, 2034                                            58,099
       120,000 Southern California Edison Co. 1st
               mtge. 5s, 2014                                           122,935
       275,000 Southern Power Co. sr. notes Ser. D,
               4 7/8s, 2015                                             270,838
       260,000 Tampa Electric Co. notes 6 7/8s,
               2012                                                     293,549
       225,000 Western Resources, Inc. 1st mtge.
               7 7/8s, 2007                                             249,125
       195,000 Wisconsin Electric Power notes
               4 1/2s, 2013                                             194,737
                                                                 --------------
                                                                     18,082,340

Natural Gas Utilities (0.2%)
-------------------------------------------------------------------------------
        70,000 Atmos Energy Corp. notes 4.95s, 2014                      69,949
        95,000 CenterPoint Energy Resources Corp.
               debs. 8.9s, 2006                                         105,767
       120,000 CenterPoint Energy Resources Corp.
               notes 7 3/4s, 2011                                       140,198
       170,000 Duke Energy Field Services, LLC
               notes 7 7/8s, 2010                                       201,062
       260,000 National Fuel Gas Co. notes 5 1/4s,
               2013                                                     267,817
       240,000 Texas Eastern Transmission LP sr.
               notes 7s, 2032                                           276,141
                                                                 --------------
                                                                      1,060,934

Oil & Gas (0.2%)
-------------------------------------------------------------------------------
       240,000 Canadian Natural Resources, Ltd. sr.
               notes 5.45s, 2012 (Canada)                               253,176
        15,000 Kerr-McGee Corp. company guaranty
               6 7/8s, 2011                                              17,038
       430,000 MidAmerican Energy Holdings Co. sr.
               notes 4 5/8s, 2007                                       440,538
       115,000 Motiva Enterprises, LLC 144A sr.
               notes 5.2s, 2012                                         118,867
                                                                 --------------
                                                                        829,619

Regional Bells (0.6%)
-------------------------------------------------------------------------------
       250,000 Ameritech Capital Funding company
               guaranty 6 1/4s, 2009                                    270,000
       390,000 Bellsouth Capital Funding notes
               7 3/4s, 2010                                             456,243
        25,000 Michigan Bell Telephone Co. debs.
               7.85s, 2022                                               29,871
       360,000 SBC Communications, Inc. notes 5.1s,
               2014                                                     362,504
       360,000 SBC Communications, Inc. notes
               4 1/8s, 2009                                             361,955
     1,765,000 Verizon New England, Inc. sr. notes
               6 1/2s, 2011                                           1,962,722
                                                                 --------------
                                                                      3,443,295

Telecommunications (2.6%)
-------------------------------------------------------------------------------
       275,000 AT&T Wireless Services, Inc. notes
               8 1/8s, 2012                                             335,494
       160,000 AT&T Wireless Services, Inc. sr.
               notes 8 3/4s, 2031                                       214,803
     1,740,000 AT&T Wireless Services, Inc. sr.
               notes 7 7/8s, 2011                                     2,072,874
       840,000 British Telecommunications PLC notes
               8 3/8s, 2010 (United Kingdom)                          1,017,615
       410,000 Deutsche Telekom International
               Finance BV bonds 8 1/2s,  2010
               (Netherlands)                                            493,951
     1,625,000 Deutsche Telekom International
               Finance BV company guaranty
               8 3/4s, 2030 (Netherlands)                             2,128,636
       195,000 Deutsche Telekom International
               Finance BV notes 5 1/4s,  2013
               (Netherlands)                                            201,613
       490,000 France Telecom notes 9 1/4s, 2031
               (France)                                                 661,470
       995,000 France Telecom notes 7 3/4s, 2011
               (France)                                               1,195,020
       105,000 Koninklijke (Royal) KPN NV sr.
               unsub. notes 8 3/8s,  2030
               (Netherlands)                                            136,813
       380,000 Koninklijke (Royal) KPN NV sr.
               unsub. notes 8s, 2010 (Netherlands)                      454,762
     1,805,000 Sprint Capital Corp. company
               guaranty 7 5/8s, 2011                                  2,111,050
     1,110,000 Sprint Capital Corp. company
               guaranty 6 7/8s, 2028                                  1,192,052
        45,000 Sprint Capital Corp. notes 8 3/8s,
               2012                                                      55,228
       150,000 Telecom Italia Capital company
               guaranty 6 3/8s,  2033 (Luxembourg)                      155,681
        70,000 Telecom Italia Capital SA company
               guaranty 5 1/4s,  2013 (Luxembourg)                       71,672
       230,000 Telecom Italia Capital SA company
               guaranty 4s, 2008 (Luxembourg)                           231,531
       105,000 United States Cellular Corp. notes
               6.7s, 2033                                               106,546
        75,000 Vodafone Group PLC notes 7 7/8s,
               2030 (United Kingdom)                                     96,396
     1,085,000 Vodafone Group PLC notes 7 3/4s,
               2010 (United Kingdom)                                  1,276,610
                                                                 --------------
                                                                     14,209,817

Telephone (0.7%)
-------------------------------------------------------------------------------
     2,305,000 New England Telephone & Telegraph
               Co. debs. 7 7/8s, 2029                                 2,794,278
       950,000 Telefonica Europe BV company
               guaranty 7 3/4s, 2010 (Netherlands)                    1,126,125
                                                                 --------------
                                                                      3,920,403
                                                                 --------------
               Total Corporate bonds and notes
               (cost $38,975,049)                                   $41,546,408

Warrants (0.4%) (a) (NON)                            Expiration
Number of warrants                                   date                 Value
-------------------------------------------------------------------------------
       295,931 Hanaro Telecom 144A (South Korea)     9/15/05           $847,594
         7,677 SK Telecom 144A (South Korea)         7/15/05          1,204,034
                                                                 --------------
               Total Warrants (cost $1,934,497)                      $2,051,628

Short-term investments (16.4%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $78,703,353 Short-term investments held as collateral
               for loaned securities with yields ranging
               from 1.75% to 2.03% and due dates ranging
               from November 1, 2004 to December 6, 2004 (d)        $78,677,098
    10,452,736 Putnam Prime Money Market Fund (e)                    10,452,736
                                                                 --------------
               Total Short-term investments
               (cost $89,129,834)                                   $89,129,834
-------------------------------------------------------------------------------
               Total Investments
               (cost $530,325,234)                                 $624,027,118
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $544,251,921.

(NON) Non-income-producing security.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at October 31, 2004.

  (S) Securities on loan, in part or in entirety, at October 31, 2004.

  (d) See Note 1 to the financial statements.

  (e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities on deposit with a custodian bank.


      The rates shown on Floating Rate Notes (FRN) are the current interest rates at October 31, 2004.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at October 31, 2004: (as a percentage of Market Value)

         Belgium                         1.0%
         Canada                          1.0
         France                          2.0
         Germany                         1.7
         Italy                           1.9
         Japan                           1.5
         Netherlands                     1.3
         South Korea                     1.1
         Spain                           2.2
         United Kingdom                  7.0
         United States                  77.1
         Other                           2.2

         Total                         100.0%


Forward currency contracts to buy at October 31, 2004
(aggregate face value $8,788,172)

                                                        Aggregate          Delivery        Unrealized
                                          Value        face value              date      appreciation
------------------------------------------------------------------------------------------------------
Australian Dollar                      $197,825          $184,020          12/15/04           $13,805
Danish Krone                            334,365           317,602          12/15/04            16,763
Euro                                    458,095           435,284          12/15/04            22,811
Hong Kong Dollar                      2,354,405         2,349,072          12/15/04             5,333
Japanese Yen                          1,505,899         1,457,897          12/15/04            48,002
Norwegian Krone                         673,020           620,366          12/15/04            52,654
Swedish Krona                         2,159,502         2,024,095          12/15/04           135,407
Swiss Franc                           1,489,854         1,399,836          12/15/04            90,018
------------------------------------------------------------------------------------------------------
                                                                                             $384,793
------------------------------------------------------------------------------------------------------



Forward currency contracts to sell at October 31, 2004
(aggregate face value $26,527,076)

                                                        Aggregate          Delivery        Unrealized
                                          Value        face value              date      depreciation
------------------------------------------------------------------------------------------------------
British Pound                        $6,257,011        $6,114,118          12/15/04         $(142,893)
Canadian Dollar                       4,245,198         3,955,939          12/15/04          (289,259)
Euro                                 15,201,713        14,481,783          12/15/04          (719,930)
Mexican Peso                             25,291            25,175          12/15/04              (116)
New Zealand Dollar                    2,060,954         1,950,061          12/15/04          (110,893)
------------------------------------------------------------------------------------------------------
                                                                                          $(1,263,091)
------------------------------------------------------------------------------------------------------



Futures contracts outstanding at October 31, 2004

                                                                                           Unrealized
                                                        Aggregate        Expiration     appreciation/
                                          Value        face value              date    (depreciation)
------------------------------------------------------------------------------------------------------
U.S. Treasury Bond (Long)              $910,750          $877,209            Dec-04           $33,541
U.S. Treasury Note
5 yr (Short)                          4,455,000         4,426,693            Dec-04           (28,307)
U.S. Treasury Note
10 yr (Long)                            567,813           557,401            Dec-04            10,412
------------------------------------------------------------------------------------------------------
                                                                                              $15,646
------------------------------------------------------------------------------------------------------



Credit default contracts outstanding at October 31, 2004

                                                                                                Gross
                                                                           Notional        unrealized
                                                                             amount      appreciation
------------------------------------------------------------------------------------------------------
Agreement with Merrill Lynch International effective July 1, 2004, maturing on July 1, 2007, to receive a premium equal to
1.4413% times the notional amount. Upon a credit default event of Consolidated Natural Gas, 6.625%, December 12, 2008, the
fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value
of Consolidated Natural Gas, 6.625%, December 12, 2008.                    $135,000              $894
------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.



Statement of assets and liabilities
October 31, 2004

Assets
-------------------------------------------------------------------------------
Investment in securities, at value, including $76,145,548 of securities on loan (Note 1):
-------------------------------------------------------------------------------
Unaffiliated issuers (identified cost $519,872,498)              $613,574,382
-------------------------------------------------------------------------------
Affiliated issuers (identified cost $10,452,736) (Note 5)          10,452,736
-------------------------------------------------------------------------------
Cash                                                                    3,760
-------------------------------------------------------------------------------
Dividends, interest and other receivables                           1,922,674
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                264,608
-------------------------------------------------------------------------------
Receivable for securities sold                                      2,819,157
-------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)               384,793
-------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)               1,639
-------------------------------------------------------------------------------
Total assets                                                      629,423,749

Liabilities
-------------------------------------------------------------------------------
Payable for variation margin (Note 1)                                   1,375
-------------------------------------------------------------------------------
Payable for securities purchased                                    2,363,129
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                          1,130,774
-------------------------------------------------------------------------------
Payable for compensation of Manager (Notes 2 and 5)                   925,682
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            257,271
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                132,934
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            2,537
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                176,654
-------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                1,263,091
-------------------------------------------------------------------------------
Credit default contracts outstanding, at value (upfront
payment received $1,946) (Note 1)                                       1,052
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                 78,677,098
-------------------------------------------------------------------------------
Other accrued expenses                                                240,231
-------------------------------------------------------------------------------
Total liabilities                                                  85,171,828
-------------------------------------------------------------------------------
Net assets                                                       $544,251,921

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                  $638,557,451
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                          900,395
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                   (188,044,522)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                  92,838,597
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                               $544,251,921

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($444,697,544 divided by 46,409,970 shares)                             $9.58
-------------------------------------------------------------------------------
Offering price per class A share (100/94.75 of $9.58)*                 $10.11
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($92,191,375 divided by 9,676,178 shares)**                             $9.53
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($3,655,110 divided by 383,567 shares)**                                $9.53
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($3,613,362 divided by 377,624 shares)                                  $9.57
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $9.57)*                  $9.92
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($94,530 divided by 9,876 shares)                         $9.57
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.



Statement of operations
Year ended October 31, 2004

Investment income:
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $373,159)                        $15,224,426
-------------------------------------------------------------------------------
Interest (including interest income of $57,022 from
investments in affiliated issuers) (Note 5)                         2,699,781
-------------------------------------------------------------------------------
Securities lending                                                    130,882
-------------------------------------------------------------------------------
Total investment income                                            18,055,089

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    3,748,424
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                    1,101,964
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                               308,960
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             26,391
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       14,441
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               1,088,779
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                 989,656
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                  38,845
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                  26,843
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                      94
-------------------------------------------------------------------------------
Other                                                                 392,500
-------------------------------------------------------------------------------
Non-recurring costs (Notes 2 and 6)                                    33,299
-------------------------------------------------------------------------------
Costs assumed by Manager (Notes 2 and 6)                              (33,299)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 5)                         (5,204)
-------------------------------------------------------------------------------
Total expenses                                                      7,731,693
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                           (311,240)
-------------------------------------------------------------------------------
Net expenses                                                        7,420,453
-------------------------------------------------------------------------------
Net investment income                                              10,634,636
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                   35,271,766
-------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                        (7,095)
-------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)        (1,007,822)
-------------------------------------------------------------------------------
Net realized gain on credit default contracts (Notes 1)                33,416
-------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the year                                   (382,332)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments, futures
contracts and credit default contracts during the year             58,865,710
-------------------------------------------------------------------------------
Net gain on investments                                            92,773,643
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations             $103,408,279
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of changes in net assets

                                                        Year ended October 31
Increase (decrease) in net assets                       2004             2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                            $10,634,636      $14,790,631
-------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                     34,290,265      (55,427,923)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments
and assets and liabilities in foreign
currencies                                        58,483,378      162,054,504
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                       103,408,279      121,417,212
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From net investment income
Class A                                           (8,329,555)     (11,117,606)
-------------------------------------------------------------------------------
Class B                                           (1,115,824)      (1,810,630)
-------------------------------------------------------------------------------
Class C                                              (48,439)         (63,431)
-------------------------------------------------------------------------------
Class M                                              (50,690)         (88,044)
-------------------------------------------------------------------------------
Class R                                                 (499)              --
-------------------------------------------------------------------------------
From return of capital
Class A                                                   --         (773,845)
-------------------------------------------------------------------------------
Class B                                                   --         (126,030)
-------------------------------------------------------------------------------
Class C                                                   --           (4,415)
-------------------------------------------------------------------------------
Class M                                                   --           (6,128)
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                        (147,085,154)     (94,298,032)
-------------------------------------------------------------------------------
Total increase (decrease) in net assets          (53,221,882)      13,129,051
-------------------------------------------------------------------------------
Net assets
-------------------------------------------------------------------------------
Beginning of year                                597,473,803      584,344,752
-------------------------------------------------------------------------------
End of year (including undistributed net
investment income of $900,395 and $545,810,
respectively)                                   $544,251,921     $597,473,803
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------------------------


Per-share                                                              Year ended October 31
operating performance                             2004            2003            2002            2001            2000
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                              $8.06           $6.71           $9.56          $13.86          $14.06
-----------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------
Net investment income (a)                          .18 (d)         .19             .23             .25             .36
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                        1.51            1.34           (2.84)          (2.73)            .75
-----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                             1.69            1.53           (2.61)          (2.48)           1.11
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------
From net
investment income                                 (.17)           (.17)           (.22)           (.25)           (.38)
-----------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      --              --              --           (1.53)           (.93)
-----------------------------------------------------------------------------------------------------------------------
From return of capital                              --            (.01)           (.02)           (.04)             --
-----------------------------------------------------------------------------------------------------------------------
Total distributions                               (.17)           (.18)           (.24)          (1.82)          (1.31)
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                    $9.58           $8.06           $6.71           $9.56          $13.86
-----------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                           21.18           23.17          (27.73)         (20.40)           9.04
-----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                $444,698        $478,304        $469,497        $846,231      $1,128,437
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                         1.28 (d)        1.23            1.12            1.05            1.01
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                         2.11 (d)        2.65            2.68            2.14            2.78
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                           29.95           40.12           44.93           91.91           29.42
-----------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended October 31, 2004 reflect a reduction of less than 0.01% of average net assets for class A shares (Note 5).

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------------------------


Per-share                                                              Year ended October 31
operating performance                             2004            2003            2002            2001            2000
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                              $8.02           $6.67           $9.51          $13.78          $13.98
-----------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------
Net investment income (a)                          .12 (d)         .14             .16             .16             .26
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                        1.49            1.34           (2.82)          (2.70)            .74
-----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                             1.61            1.48           (2.66)          (2.54)           1.00
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------
From net
investment income                                 (.10)           (.12)           (.16)           (.17)           (.27)
-----------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      --              --              --           (1.53)           (.93)
-----------------------------------------------------------------------------------------------------------------------
From return of capital                              --            (.01)           (.02)           (.03)             --
-----------------------------------------------------------------------------------------------------------------------
Total distributions                               (.10)           (.13)           (.18)          (1.73)          (1.20)
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                    $9.53           $8.02           $6.67           $9.51          $13.78
-----------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                           20.21           22.40          (28.35)         (20.93)           8.19
-----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $92,191        $111,163        $107,158        $213,564        $335,411
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                         2.03 (d)        1.98            1.87            1.80            1.76
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                         1.37 (d)        1.89            1.92            1.39            2.06
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                           29.95           40.12           44.93           91.91           29.42
-----------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended October 31, 2004 reflect a reduction of less than 0.01% of average net assets for class B shares (Note 5).

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

CLASS C
-----------------------------------------------------------------------------------------------------------------------


Per-share                                                              Year ended October 31
operating performance                             2004            2003            2002            2001            2000
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                              $8.02           $6.67           $9.51          $13.79          $14.04
-----------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------
Net investment income (a)                          .12 (d)         .14             .16             .16             .25
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                        1.50            1.34           (2.82)          (2.70)            .74
-----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                             1.62            1.48           (2.66)          (2.54)            .99
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------
From net
investment income                                 (.11)           (.12)           (.16)           (.18)           (.31)
-----------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      --              --              --           (1.53)           (.93)
-----------------------------------------------------------------------------------------------------------------------
From return of capital                              --            (.01)           (.02)           (.03)             --
-----------------------------------------------------------------------------------------------------------------------
Total distributions                               (.11)           (.13)           (.18)          (1.74)          (1.24)
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                    $9.53           $8.02           $6.67           $9.51          $13.79
-----------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                           20.27           22.45          (28.37)         (20.93)           8.12
-----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                  $3,655          $3,699          $3,332          $6,028          $4,734
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                         2.03 (d)        1.98            1.87            1.80            1.76
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                         1.36 (d)        1.87            1.93            1.38            1.94
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                           29.95           40.12           44.93           91.91           29.42
-----------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended October 31, 2004 reflect a reduction of less than 0.01% of average net assets for class C shares (Note 5).

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------------------------


Per-share                                                              Year ended October 31
operating performance                             2004            2003            2002            2001            2000
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                              $8.05           $6.70           $9.55          $13.83          $14.03
-----------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------
Net investment income (a)                          .14 (d)         .16             .18             .19             .29
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                        1.51            1.34           (2.83)          (2.71)            .75
-----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                             1.65            1.50           (2.65)          (2.52)           1.04
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------
From net
investment income                                 (.13)           (.14)           (.18)           (.20)           (.31)
-----------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      --              --              --           (1.53)           (.93)
-----------------------------------------------------------------------------------------------------------------------
From return of capital                              --            (.01)           (.02)           (.03)             --
-----------------------------------------------------------------------------------------------------------------------
Total distributions                               (.13)           (.15)           (.20)          (1.76)          (1.24)
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                    $9.57           $8.05           $6.70           $9.55          $13.83
-----------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                           20.58           22.61          (28.16)         (20.72)           8.49
-----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                  $3,613          $4,307          $4,358          $8,692         $13,320
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                         1.78 (d)        1.73            1.62            1.55            1.51
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                         1.61 (d)        2.16            2.17            1.64            2.28
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                           29.95           40.12           44.93           91.91           29.42
-----------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended October 31, 2004 reflect a reduction of less than 0.01% of average net assets for class M shares (Note 5).

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS R
--------------------------------------------------------------
                                           For the period
                                          December 1, 2003+
Per-share                                   to October 31
operating performance                           2004
--------------------------------------------------------------
Net asset value,
beginning of period                            $8.20
--------------------------------------------------------------
Investment operations:
--------------------------------------------------------------
Net investment income (a) (d)                    .15
--------------------------------------------------------------
Net realized and unrealized
gain on investments                             1.38
--------------------------------------------------------------
Total from
investment operations                           1.53
--------------------------------------------------------------
Less distributions:
--------------------------------------------------------------
From net
investment income                               (.16)
--------------------------------------------------------------
Total distributions                             (.16)
--------------------------------------------------------------
Net asset value,
end of period                                  $9.57
--------------------------------------------------------------
Total return at
net asset value (%)(b)                         18.86*
--------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $95
--------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c) (d)                   1.41*
--------------------------------------------------------------
Ratio of net investment income to
average net assets (%)(d)                       1.71*
--------------------------------------------------------------
Portfolio turnover (%)                         29.95
--------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended October 31, 2004 reflect a reduction of less than 0.01% of average net assets for class R shares (Note 5).

    The accompanying notes are an integral part of these financial statements.



Notes to financial statements
October 31, 2004

Note 1
Significant accounting policies

Putnam Utilities Growth and Income Fund (the "fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open end management investment company. The fund seeks capital growth and current income primarily through investments in equity and debt securities issued by public utility companies. The fund concentrates its investments in one sector which involves more risk than a fund that invests more broadly.

The fund offers class A, class B, class C, class M and class R shares. The fund began offering class R shares on December 1, 2003. Class A shares are sold with a maximum front-end sales charge of 5.25%. Prior to January 28, 2004, the maximum front-end sales charge for class A shares was 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A and class R shares but lower than class B and class C shares. Class R shares are sold without a front-end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B, class C and class M shares. Class R shares are offered to qualified employee-benefit plans.

Effective April 19, 2004 (May 3, 2004 for defined contribution plans administered by Putnam), a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

All premiums/discounts are amortized /accreted on a yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund's portfolio.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as an addition to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

H) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counter party, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund's books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund's books.

Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund's portfolio.

I) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At October 31, 2004, the value of securities loaned amounted to $76,145,548. The fund received cash collateral of $78,677,098, which is pooled with collateral of other Putnam funds into 23 issuers of high grade short-term investments.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2004, the fund had a capital loss carryover of $186,468,295 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover   Expiration
-----------------------------------
  $134,826,463   October 31, 2010
    51,641,832   October 31, 2011

K) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses and both unrealized and realized gains and losses on certain futures contracts. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 2004, the fund reclassified $735,044 to decrease undistributed net investment income and $272,778 to decrease paid-in-capital, with a decrease to accumulated net realized loss of $1,007,822.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation           $103,464,639
Unrealized depreciation            (11,323,332)
                                  ------------
Net unrealized appreciation         92,141,307
Capital loss carryforward         (186,468,295)
Cost for federal income
tax purposes                      $531,885,811


Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Effective January 28, 2004, Putnam Management has agreed to waive fees and reimburse expenses of the fund through October 31, 2005 to the extent necessary to ensure that the fund's expenses do not exceed the average expenses of the front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund's expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund's last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the year ended October 31, 2004, Putnam Management did not waive any of its management fee to the fund.

For the period ended October 31, 2004, Putnam Management has assumed $33,299 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters. (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the year ended October 31, 2004, the fund paid PFTC $1,209,752 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended, October 31, 2004, the fund's expenses were reduced by $311,240 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,223, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended October 31, 2004, Putnam Retail Management, acting as underwriter, received net commissions of $19,045 and $290 from the sale of class A and class M shares, respectively, and received $230,256 and $667 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended October 31, 2004, Putnam Retail Management, acting as underwriter, received $572 and no monies on class A and class M redemptions, respectively.


Note 3
Purchases and sales of securities

During the year ended October 31, 2004, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $160,885,199 and $311,187,322, respectively. There were no purchases or sales of U.S. government securities.


Note 4
Capital shares

At October 31, 2004, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                     Year ended October 31, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          4,436,675       $39,241,504
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       842,583         7,396,481
----------------------------------------------------------------
                                     5,279,258        46,637,985

Shares repurchased                 (18,192,334)     (155,899,215)
----------------------------------------------------------------
Net decrease                       (12,913,076)    $(109,261,230)
----------------------------------------------------------------

                                     Year ended October 31, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          5,278,942       $38,806,411
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     1,440,671        10,520,396
----------------------------------------------------------------
                                     6,719,613        49,326,807

Shares repurchased                 (17,417,636)     (127,026,184)
----------------------------------------------------------------
Net decrease                       (10,698,023)     $(77,699,377)
----------------------------------------------------------------

                                     Year ended October 31, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,323,158       $11,647,942
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       111,883           976,625
----------------------------------------------------------------
                                     1,435,041        12,624,567

Shares repurchased                  (5,628,173)      (48,540,669)
----------------------------------------------------------------
Net decrease                        (4,193,132)     $(35,916,102)
----------------------------------------------------------------

                                     Year ended October 31, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,651,899       $19,667,659
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       236,911         1,708,515
----------------------------------------------------------------
                                     2,888,810        21,376,174

Shares repurchased                  (5,091,519)      (36,936,965)
----------------------------------------------------------------
Net decrease                        (2,202,709)     $(15,560,791)
----------------------------------------------------------------

                                     Year ended October 31, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            163,950        $1,440,945
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         4,619            40,438
----------------------------------------------------------------
                                       168,569         1,481,383

Shares repurchased                    (246,251)       (2,153,798)
----------------------------------------------------------------
Net decrease                           (77,682)        $(672,415)
----------------------------------------------------------------

                                     Year ended October 31, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            336,269        $2,535,396
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         5,154            56,002
----------------------------------------------------------------
                                       341,423         2,591,398

Shares repurchased                    (379,438)       (2,852,232)
----------------------------------------------------------------
Net decrease                           (38,015)        $(260,834)
----------------------------------------------------------------

                                     Year ended October 31, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             76,722          $688,262
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         5,392            47,318
----------------------------------------------------------------
                                        82,114           735,580

Shares repurchased                    (239,526)       (2,060,124)
----------------------------------------------------------------
Net decrease                          (157,412)      $(1,324,544)
----------------------------------------------------------------

                                     Year ended October 31, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            297,759        $2,243,451
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         8,009            86,962
----------------------------------------------------------------
                                       305,768         2,330,413

Shares repurchased                    (421,614)       (3,107,443)
----------------------------------------------------------------
Net decrease                          (115,846)        $(777,030)
----------------------------------------------------------------

                                 For the period December 1, 2003
                                    (commencement of operations)
                                             to October 31, 2004
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                              9,823           $88,651
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            54               494
----------------------------------------------------------------
                                         9,877            89,145

Shares repurchased                          (1)               (8)
----------------------------------------------------------------
Net increase                             9,876           $89,137
----------------------------------------------------------------

Note 5
Investment in Putnam
Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended October 31, 2004, management fees paid were reduced by $5,204 relating to the fund's investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $57,022 for the period ended October 31, 2004.

Note 6
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission ("SEC") and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.

Putnam Management has negotiated an offer of settlement with the staff of the SEC, which the staff has agreed to recommend to the Commissioners of the SEC. The offer of settlement would resolve matters arising out of the SEC's investigation of Putnam Management's brokerage practices. The settlement would involve the alleged failure by Putnam Management to adequately disclose its practices relating to the allocation of brokerage on portfolio transactions to broker-dealers who sold shares of Putnam mutual funds. Putnam Management ceased directing brokerage to broker-dealers in connection with the sale of fund shares as of January 1, 2004. Under the offer of settlement, Putnam Management would pay a civil penalty in the amount of $40 million and disgorgement in the amount of one dollar ($1). The total amount of the payment would be paid to certain Putnam funds, pursuant to a distribution plan to be submitted to the SEC. The settlement remains subject to final documentation and approval by the Commissioners of the SEC.


Federal tax information
(Unaudited)

The fund has designated 100% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

For its tax year ended October 31, 2004, the fund hereby designates 100%, or the maximum amount allowable, of its net taxable income as dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2005 will show the tax status of all distributions paid to your account in calendar 2004.


Brokerage commissions
(Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam's Research group for the year ended October 31, 2004. The other Putnam mutual funds in this group are Putnam Global Natural Resources Fund, Putnam Health Sciences Trust, Putnam Research Fund, Putnam VT Health Sciences Fund, Putnam VT Research Fund, and Putnam VT Utilities Growth and Income Fund.

The top five firms that received brokerage commissions for trades executed for the Research group are (in descending order) Citigroup, Merrill Lynch, Goldman Sachs, UBS, and Deutsche Bank. Commissions paid to these firms together represented approximately 47% of the total brokerage commissions paid for the year ended October 31, 2004.

Commissions paid to the next 10 firms together represented approximately 34% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, CSFB, JP Morgan, Leerink Swann, Lehman, Morgan Stanley, RBC, Sanford Bernstein, SG Cowen, and Standard & Poor's.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on form N-SAR.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (1/16/48)

Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College, a Trustee of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also Chair of the New York Stock Exchange
(NYSE) Pension Managers Advisory Committee and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company 's pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) as well as a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of Michigan State University Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX
Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School,
University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman of the Joslin Diabetes Center and as a Director of Brandywine Trust Company. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment and development firm).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company). Mr. Stephens serves as a Director of TransCanada Pipelines Limited. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (11/15/45)

Mr. Worley is Managing Partner of Permit Capital, LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (10/29/48)

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC ("Putnam Investments"). He is a member of Putnam Investments' Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments' Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves as a Trustee of Dartmouth College and as Emeritus Trustee of Abington Memorial Hospital. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

A.J.C. Smith* (4/13/34), Trustee since 1986

Mr. Smith is the Chairman of Putnam Investments and Consultant to Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to November 2004, Mr. Smith was a Director of Marsh & McLennan Companies, Inc. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

  The address of each Trustee is One Post Office Square, Boston, MA 02109.

  As of October 31, 2004, there were 110 Putnam Funds. All Trustees other than Ms. Drucker and Messrs. Worley and Haldeman serve as Trustees of all Putnam funds. Ms. Drucker and Messrs. Worley and Haldeman currently serve as Trustees of 82 Putnam funds.

  Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman, Putnam, III, and Smith are deemed "interested persons" by virtue of their positions as officers of the fund, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc. and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments. Mr. Smith serves as a Consultant to Marsh & McLennan Companies, Inc. and as Chairman of Putnam Investments.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Associate Treasurer and Principal Executive Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Jonathan S. Horwitz (6/4/55)
Senior Vice President and Treasurer
Since 2004

Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam Investments.
Prior to July 2001, Partner,
PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Daniel T. Gallagher (2/27/62)
Vice President and Legal and Compliance
Liaison Officer
Since 2004

Vice President, Putnam Investments. Prior to
2004, Associate, Ropes & Gray LLP; prior to
2000, Law Clerk, Massachusetts Supreme
Judicial Court

Francis J. McNamara, III (8/19/55)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2004,
General Counsel, State Street Research &
Management Company

James P. Pappas (2/24/53)
Vice President
Since 2004

Managing Director, Putnam Investments and
Putnam Management. During 2002, Chief
Operating Officer, Atalanta/Sosnoff Management
Corporation; prior to 2001, President and Chief
Executive Officer, UAM Investment Services, Inc.

Richard S. Robie, III (3/30/60)
Vice President
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2003,
Senior Vice President, United Asset
Management Corporation

Charles A. Ruys de Perez (10/17/57)
Vice President and Chief Compliance Officer
Since 2004

Managing Director, Putnam Investments

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds


The address of each Officer is One Post Office Square, Boston, MA 02109.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary
Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Daniel T. Gallagher
Vice President and Legal and
Compliance Liaison Officer

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and BSA
Compliance Officer

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Utilities Growth and Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS


Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.


AN026-216543  12/04

No Bank Guarantee   May Lose Value   Not FDIC Insured


Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson, Mr. Stephens and Mr. Worley qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts."
The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditors:

                    Audit       Audit-Related   Tax       All Other
Fiscal year ended   Fees        Fees            Fees      Fees
-----------------   ----------  -------------   -------   ---------
October 31, 2004    $57,370*    $--             $4,473    $107
October 31, 2003    $50,790     $--             $4,148    $--

* Includes fees of $ 476 billed by the fund's independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters. These fees were reimbursed to the fund by Putnam.

For the fiscal years ended October 31, 2004 and October 31, 2003, the fund's independent auditors billed aggregate non-audit fees in the amounts of $119,494 and $106,225 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund's last two fiscal years.

Audit-Related Fees represents fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees Fees represent fees billed for services relating to fund expense processing.

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC ("Putnam Management") and certain of its affiliates to engage the services of the funds' independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor's engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund's principal auditor for services required to be approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X.

                    Audit-Related   Tax   All Other   Total Non-
Fiscal year ended   Fees            Fees  Fees        Audit Fees
-----------------   -------------   ----  ---------   ----------
October 31, 2004    $--             $--   $--         $--
October 31, 2003    $--             $--   $--         $--

Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: December 29, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: December 29, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: December 29, 2004